UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 9, 2004

AF FINANCIAL GROUP
(Exact name of registrant as specified in its charter)

Federally Chartered
(State or other jurisdiction of incorporation)

0-24479
(Commission File Number)

56-2098545
(IRS Employer Identification No.)

21 East Ashe Street
West Jefferson, North Carolina
(Address of principal executive offices)

28694
(Zip Code)

(336) 246-4344
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

           On July 9, 2004, AF Financial Group, and its wholly-owned Subsidiary, AF Bank (together, the "Companies"), issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1         News Release disseminated on July 9, 2004 by the Companies.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                AF FINANCIAL GROUP

                                                                                                By: /s/ MELANIE PAISLEY MILLER
                                                                                                           Melanie Paisley Miller
                                                                                                           Chief Financial Officer
                                                                                                            And Acting Chief Executive Officer

  Dated: July 9, 2004

EXHIBIT INDEX

Exhibit No.                                   Description

99.1                            News Release disseminated on July 9, 2004 by the Companies.